UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 21, 2003

Magellan Midstream Partners, L.P.

(Exact name of registrant as specified in its chapter)

Delaware	1-16335	73-1599053
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 22186, Tulsa, Oklahoma	74121-2186
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (877) 934-6571

Not Applicable

(Former name or former address, if changed since last report)

Item 5. Other Events.

Magellan Midstream Partners, L.P. (the “Partnership”) wishes to disclose its press release dated November 21, 2003, furnished herewith as Exhibit 99.

Item 7. Financial Statements and Exhibits.

Exhibit 99.	Copy of the Partnership’s press release dated November 21, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Partnership has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGELLAN MIDSTREAM PARTNERS, L.P.

By: MAGELLAN GP, LLC,
its General Partner

Date: November 24, 2003	By:	/s/ Suzanne H. Costin

	Name: Title:	Suzanne H. Costin Corporate Secretary

EXHIBIT INDEX

99.	Copy of the Partnership’s press release dated November 21, 2003.